GIT Income Trust

Maximum Income Portfolio
Government Portfolio

Semi-Annual Report
September 30, 1995/Unaudited

GIT
GIT Investment Funds

Letter to Shareholders
November 11, 1995

Dear Shareholder:

A "soft landing" still seems to be in the cards for the economy. Slow to moderate growth coupled with low inflation have provided the underpinnings for a rally in the bond market that carried the yield on the 30-year bond to 6.50% from 7.43% at our last report. Industrial commodity prices have weakened on soft demand, and may still have further to drop. This could lead to better news on the inflation front. The dollar, a source of concern previously, has stabilized. The possibility of a balanced budget could lead to even lower rates.

The improvement in inflation led the Federal Reserve to lower the Federal Funds rate 25 basis points in July. While rate adjustments by the Fed seem to be on hold for now, softer growth or further improvement in the rate of inflation could prompt another round of easing.

At September 30, 1995, the Government Portfolio had a 30-day yield of 4.58% compared with 5.49% at March 31, 1995. The total return for the period was 6.45%. The Maximum Income Portfolio returned 7.68% for the period with a 30-day yield of 8.67%.

The current domestic environment for the government bond market is favorable and the uncertainty regarding the economic situations of our major trading partners contributes to the attractiveness of the U.S. debt markets.
One sign of strength in the economy that may cause some concern is housing: Sales are firming as a result of lower rates and this may lead to increased demand at the consumer retail level.

Our structure for the Government Portfolio currently favors an overweighting in the intermediate maturity spectrum of the yield curve. This will temper the downside should yields rise and provide some upside in the event the Federal Reserve lowers the funds rate.

The high-yield bond market in which our Maximum Income Portfolio operates continues to see firm demand with strong inflows into mutual funds. Over the reporting period, the supply swelled as issuers ran to capture some of the liquidity in the market. Deals that approached "venture capital" quality failed to get priced, however, showing a degree of discipline in the market. In the secondary market, cyclical issuers came under pressure as the economy softened and as pricing weakened for industrial commodities.

The Maximum Income Portfolio is diversified across 14 areas as of this writing with exposure in cable television, radio broadcasting, and wireless communications among others.
These industries provide growth opportunities in the high-yield market. The textile sector has undergone dramatic changes, with those companies investing in state-of-the-art plant and equipment emerging as strong competitors while at the same time raising the cost of entry into the market place. The portfolio does have some exposure to cyclical issues, but with a focus on companies with some pricing power, and those which have started to "deleverage" their balance sheets.

The outlook for the high-yield market is cautiously optimistic as demand remains firm. Further economic weakness could pose some risk for the high-yield market, however. We continue to focus on those companies that provide attractive rates of return without assuming an undue degree of risk.

We appreciate your confidence in GIT Investment Funds, and encourage you to look at all 13 of our no-load offerings.

Sincerely,
(signature)
A. Bruce Cleveland
President

Maximum Income Portfolio
Portfolio of Investments - September 30, 1995
(Unaudited)

Maximum Income Portfolio
Portfolio of Investments - September 30, 1995
(Unaudited)

Credit Rating                          Principal
Moody's S&P<F1>                        Amount    Value
CORPORATE DEBT SECURITIES: 83.2% of Net Assets

CABLE TELEVISION: 5.4%
B3   B    Cablevision Systems
          Corporation, Senior
          Subordinated Debentures,
          9.875%, 2/15/13              $250,000  $261,250

B3   BB-  CAI Wireless Systems, Inc.,
          Senior Notes, 12.25%, 9/15/02 100,000   104,000

CHEMICALS: 3.9%
B1   B    NL Industries Inc., Senior
          Secured Notes, 11.75%,
          10/15/03                      250,000   263,750

COMMUNICATIONS: 15.7%
B2   B+   Century Communications
          Corporation, Senior
          Subordinated Debentures,
          11.875%, 10/15/03             250,000   265,625

B3   B-   Chancellor Broadcasting Co.,
          Senior Subordinated Notes,
          12.5%, 10/1/04                250,000   263,750

B2   BB-  Mobile Telecommunications
          Technologies Corporation,
          Senior Notes, 13.5%, 12/15/02 250,000   280,000

B2   B    SFX Broadcasting, Inc., Senior
          Subordinated Notes, 11.375%,
          10/1/00                       250,000   260,625

FOREST & PAPER PRODUCTS: 7.8%
B2   B+   Container Corporation of America,
          Senior Notes, 10.75%, 5/1/02  250,000   263,125

B1   B    Riverwood International
          Corporation, Senior Subordinated
          Notes, 11.25%, 6/15/02        250,000   268,125

HOMEBUILDING: 7.4%
B1   B    Continental Homes Holding Corp.,
          Senior Notes, 12%, 8/1/99     250,000   260,000

B2   B    NVR Inc., Senior Notes, 11%,
          4/15/03                       250,000   242,500

LODGING: 3.7%
B3   B    Motels of America Inc., Senior
          Subordinated Notes, 12%,
          4/15/04                       250,000   250,000

RAILROAD EQUIPMENT: 3.7%
B3   B    Johnstown America Industries,
          Inc., Senior Subordinated Notes,
          11.75%, 8/15/05               250,000   250,000

RESTAURANTS: 3.6%
B1   B+   Carrols Corporation, Senior
          Notes, 11.5%, 8/15/03         250,000   247,500

RETAIL-FOOD: 10.2%
Ba3  BB-  Penn Traffic Company, Senior
          Notes, 10.25%, 2/15/02        250,000   240,000

B3   B+   Stater Brothers Holdings Inc.,
          Senior Notes, 11%, 3/1/01     250,000   251,875

B3   B    Super Markets General Holding
          Co., Subordinated Notes,
          11.625%, 6/15/02              200,000   205,000

STEEL: 10.8%
B2   B    GS Technologies Operating
          Company, Senior Notes, 12%,
          9/1/04                        250,000   247,500

B1   B+   IVACO, Senior Notes, 11.5%,
          9/15/05                       250,000   246,875

B1   B+   WCI Steel, Inc., Senior Notes,
          10.5%, 3/1/02                 250,000   240,000

TEXILES-APPAREL: 11.2%

B1   B+   Fieldcrest Cannon, Inc.,
          Senior Subordinated Notes,
          11.25%, 6/15/04               250,000   262,500

Ba3  BB-  Tultex Corporation, Senior
          Notes, 10.625%, 3/15/05       250,000   261,250

B3   B+   West Point Stevens, Inc.,
          Senior Subordinated Notes,
          9.375%, 12/15/05              250,000   243,125

          TOTAL CORPORATE DEBT SECURITIES
          (Cost $5,579,693)<F2>                 5,678,375

          REPURCHASE AGREEMENT:
          18.0% of Net Assets
          With Donaldson, Lufkin & Jenrette
          Securities Corporation issued
          9/29/95 at 6.25%, due 10/2/95
          collaterized by $1,255,775
          United States Treasury Bills due 11/16/95.
          Total proceeds at maturity are $1,231,641.
          (Cost $1,231,000)<F2>                 1,231,000

          TOTAL INVESTMENTS
          (Cost $6,810,693)<F2>                $6,909,375

See Notes to Portfolio of Investments.

Government Portfolio
Portfolio of Investments - September 30, 1995
(Unaudited)

Credit Rating                          Principal
Moody's S&P<F1>                        Amount    Value

U.S. GOVERNMENT OBLIGATIONS: 95.8% of Net Assets
Aaa  AAA  United States Treasury
          Bonds, 7.5%, 11/15/24        $1,000,000 $1,112,970

Aaa  AAA  United States Treasury Bonds,
          7.625%, 2/15/25               1,000,000  1,132,340

Aaa  AAA  United States Treasury Notes,
          6.75%, 5/31/97                1,000,000  1,013,750

Aaa  AAA  United States Treasury Notes,
          7.125%, 2/29/00               1,000,000  1,041,870

Aaa  AAA  United States Treasury Notes,
          6.125%, 7/31/00               1,750,000  1,756,563

Aaa AAA   United States Treasury Notes,
          7.75%, 2/15/01                1,000,000  1,076,410

          TOTAL U.S. GOVERNMENT OBLIGATIONS
          (COST $6,897,564)<F2>                    7,133,903

          REPURCHASE AGREEMENT: 2.9% of Net Assets
          With Donaldson, Lufkin & Jenrette
          Securities Corporation issued 9/29/95
          at 6.25%, due 10/2/95 collateralized
          by $221,367 United States Treasury Bills
          due 11/16/95.  Proceeds at maturity are
          $217,113. (Cost $217,000)<F2>              217,000

          TOTAL INVESTMENTS (Cost $7,114,564)<F2> $7,350,903

Notes to Portfolio of Investments:
[FN]
<F1>
Moody's  Moody's Investors Service, Inc.
S&P      Standard & Poor's Corporation

<F2>
Aggregate cost for federal income tax purposes and net unrealized appreciation of investments is as follows:

                               Maximum
                               Income       Government
                               Portfolio    Portfolio

Aggregate cost                 $6,810,693   $7,114,564

Gross unrealized appreciation  $  116,885   $  242,782

Gross unrealized depreciation      18,203        6,443

Net unrealized appreciation    $   98,682   $  236,339


The Notes to Financial Statements are an integral part of these statements.

Statements of Assets and Liabilities
September 30, 1995
(Unaudited)

ASSETS

                                  Maximum
                                  Income        Government
                                  Portfolio     Portfolio

Investments, at cost              $6,810,693    $7,114,564
Investments, at value (Notes 1 and 2)
  Investment securities           $5,678,375    $7,133,903
  Repurchase agreement             1,231,000       217,000

  Total investments                6,909,375     7,350,903

Cash                                     838           744
Interest receivable                  166,890        96,182

  Total assets                     7,077,103     7,447,829

LIABILITIES
Payables
  Investment securities purchased    246,400            --
  Dividends                            9,194         1,876
Other liabilities                         34            39

  Total liabilities                  255,628         1,915

NET ASSETS (Note 5)               $6,821,475    $7,445,914

CAPITAL SHARES OUTSTANDING           952,303       750,680

NET ASSET VALUE PER SHARE             $7.163        $9.919

Statements of Operations
Fir the Six Months Ended September 30, 1995
(Unaudited)

                                  Maximum
                                  Income        Government
                                  Portfolio     Portfolio

INVESTMENT INCOME (Note 1)

Interest income                     $347,159       $245,287

EXPENSES (Notes 3 and 4)
Investment advisory fee               21,544         23,459
Custodian fees                         1,343          1,476
Professional fees                      3,292          3,647
Salaries and related expenses         12,359         13,691
Securities registration
  and blue sky expenses                5,833          5,870
Telephone expense                        746            818
Data processing and office
  equipment expenses                   6,210          6,612
Office and miscellaneous expenses      2,756          2,907
Depreciation and amortization            367            438

    Total expenses                    54,450         58,918

NET INVESTMENT INCOME                292,709        186,369

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments      96,277         82,320
Net unrealized appreciation
  of investments                     124,277        203,736

NET GAIN ON INVESTMENTS              220,554        286,056

TOTAL INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS         $513,263       $472,425

The Notes to Financial Statements are an integral part of these statements.

Statements of Changes in Net Assets

                               Maximum Income Portfolio
                               Six Months Ended
                               Sept. 30, 1995     Year Ended
                               (Unaudited)    March 31, 1995

INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS

Net investment income               $292,709       $607,704
Net realized gain (loss)
  on investments                      96,277       (740,266)
Net unrealized appreciation
  of investments                     124,277        373,832

Total increase in net assets
  resulting from operations          513,263        241,270

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income          (292,709)      (607,704)

CAPITAL SHARE TRANSACTIONS (Note 7) (125,466)      (609,412)

TOTAL INCREASE (DECREASE)
  IN NET ASSETS                       95,088       (975,846)

NET ASSETS
Beginning of period                6,726,387      7,702,233
End of period                     $6,821,475     $6,726,387

                               Government Portfolio
                               Six Months Ended
                               Sept. 30, 1995     Year Ended
                               (Unaudited)    March 31, 1995

INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS

Net investment                      $186,369       $320,146
Net realized gain (loss)
  on investments                      82,320       (565,914)
Net unrealized appreciation
  of investments                     203,736        437,937

Total increase in net assets
  resulting from operations          472,425        192,169

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income          (186,369)      (320,146)

CAPITAL SHARE TRANSACTIONS
  (Note 7)                          (493,131)      (795,057)

TOTAL INCREASE (DECREASE)
  IN NET ASSETS                     (207,075)      (923,034)

NET ASSETS
Beginning of period                7,652,989      8,576,023
End of period                     $7,445,914     $7,652,989


Financial Highlights

Selected data for a share outstanding thoughout each year:

Year ended
Mar. 31        1991   1992    1993    1994    1995    1995<F1>

Maximum Income Portfolio

Net asset value
  beginning of
  year        $7.181  $6.775  $7.255  $7.455  $7.285  $6.938

Net investment
  income      $0.781  $0.689  $0.674  $0.606  $0.597  $0.302

Net realized &
  unrealized
  gains
  (losses) on
  securities $(0.406) $0.480 $0.200 $(0.170) $(0.347) $0.225

Total from
  investment
  operations  $0.375  $1.169  $0.874  $0.436  $0.250  $0.527

Distributions
  from net
  investment
  income     $(0.781)$(0.689)$(0.674)$(0.606)$0.597)$(0.302)

Distributions
  from capital
  gains           --      --      --      --     --      --

Total
  distribu-
  tions      $(0.781)$(0.689)$(0.674)$(0.606)$0.597)$(0.302)

Net asset
  value end
  of year     $6.775  $7.255  $7.455  $7.285  $6.938  $7.163

Total return   5.91%  18.08%  12.69%   5.89%   3.75%  15.37%<F2>

Net assets end
  of year
  (thousands) $5,405  $6,456  $7,329  $7,702  $6,726  $6,821

Ratio of
  expenses
  to average
  net assets   1.66%   1.54%   1.52%   1.54%   1.52%  1.58%<F2>

Ratio of net
  investment
  income to
  average net
  assets      11.57    9.95%   9.26%   8.02%   8.56%  8.47%<F2>

Portfolio
  turnover      54%    124%      73%    251%    243%   120%


Government Portfolio

Net asset value
  beginning of
  year        $9.867  $10.119 $10.300 $10.621 $9.695  $9.551

Net investment
  income      $0.710  $0.654  $0.501  $0.363  $0.391  $0.243

Net realized &
  unrealized
  gains
  (losses) on
  securities  $0.292  $0.222  $0.854 ($0.151)($0.144) $0.368

Total from
  investment
  operations  $1.002  $0.876  $1.355  $0.212  $0.247  $0.611

Distributions
  from net
  investment
  income     $(0.710)$(0.654)$(0.501)$(0.363)($0.391)$(0.243)

Distributions
  from capital
  gains      $(0.040)$(0.041)$(0.533)$(0.775)      --     --

Total
  distribu-
  tions      $(0.750)$(0.695)$(1.034)$(1.138)($0.391)$(0.243)

Net asset
  value end
  of year    $10.119 $10.300 $10.621  $9.695  $9.551  $9.919

Total return  10.57%   8.84%  13.96%   1.95%   2.67%  12.90%<F2>

Net assets end
  of year
  (thousands) $6,059  $7,375  $9,734  $8,576  $7,653  $7,446

Ratio of
  expenses
  to average
  net assets   1.65%   1.53%   1.52%   1.54%   1.52%  1.56%<F2>

Ratio of net
  investment
  income to
  average net
  assets      7.13%   6.28%   4.78%   3.53%   4.12%   4.95%<F2>

Portfolio
  turnover     116%    123%    357%    287%    318%    101%

[FN]
<F1>Six months ended September 30, 1995
<F2>Annualized

The Notes to Financial Statements are an integral part of these statements.

GIT Income Trust
Notes to Financial Statements
September 30, 1995
(Unaudited)

1. Summary of Significant Accounting Policies. GIT Income Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust maintains two separate portfolios whose principal objectives are to obtain high current income (under policies described in its current prospectus). The Maximum Income Portfolio invests in long-term debt securities which may include securities rated as low as "Caa" or "CCC" by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively. The Government Portfolio invests in securities of the U. S. Government and its agencies.

Securities Valuation: Securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which market quotations are readily available, are valued at the mean between their bid and asked prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Trustees. Investment transactions are recorded on the trade date. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.
Repurchase Agreements are valued at amortized cost, which approximates market value.

Investment Income: Interest income, net of amortization of premium or discount, and other income (if any) are accrued as earned.

Dividends and Income Tax: Net investment income, determined as gross investment income less expenses, is declared as a regular dividend each business day. Declared dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month. Capital gains distributions reflecting net realized gains of each portfolio (if any) are declared and paid twice annually at calendar and fiscal year end. In accordance with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, all of the taxable income of each portfolio is distributed to its shareholders, and therefore no federal income tax provision is required. As of March 31, 1995, the Maximum Income and Government Portfolios had available for federal income tax purposes unused capital loss carryovers of $3,240,019 and $566,489, respectively.

Share Subscriptions: Shares purchased by check or otherwise not paid for in immediately available funds are accounted for as share subscriptions receivable and shares reserved for subscriptions.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the Trust's custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Repurchase agreements may be terminated within seven days. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with Bankers Finance Investment Management Corp.("BFIMC"), transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The Investment Adviser to the Trust, BFIMC, earns an advisory fee equal to 0.625% per annum of the average net assets of each of the Trust's portfolios; the fees accrue daily and are payable monthly. In order to meet the securities registration requirements of certain states, the Adviser has undertaken to reimburse the Trust by the amount, if any, by which the total expenses of the Trust (less certain excepted expenses) exceed the applicable expense limitation in any state or other jurisdiction in which the Trust is subject to regulation during the fiscal year. The Trust believes the current applicable expense limitation is 2.5% per annum of the average net assets of each portfolio up to $30 million, 2% of any amount of such net assets exceeding $30 million but not exceeding $100 million, and 1.5% per annum of such amount in excess of $100 million. The Adviser is responsible for the fees and expenses of Trustees who are affiliated with the Adviser, the rent expense of the Trust's principal executive office premises and certain promotional expenses. For the six months ended September 30, 1995, outside Trustee fees were $750 for each Portfolio. At September 30, 1995, certain officers, Trustees, companies and individuals affiliated with the Trust have investments in the Trust aggregating 1.2% of the Maximum Income Portfolio shares outstanding and 0.2% of the Government Portfolio shares outstanding.

4. Other Expenses. With the exception of certain expenses of the Trust payable by it directly, all support services are provided to the Trust under a Services Agreement between the Trust and BFIMC, pursuant to which such services are provided for amounts not exceeding the cost to BFIMC of the support provided. Common expenses incurred by the Trust are allocated among the portfolios based on the ratio of net assets of each portfolio to the combined net assets. For the six months ended September 30, 1995, operating expenses of $32,906 for the Maximum Income Portfolio and $35,459 for the Government Portfolio have been reimbursed to BFIMC under the Services Agreement. As of September 30, 1995, expenses of $49,625 for the Maximum Income Portfolio and $63,052 for the Government Portfolio have been incurred by BFIMC on behalf of the portfolios, the billings of which have been deferred.

5. Net Assets. At September 30, 1995, net assets include the following:

                               Maximum Income  Government
                               Portfolio       Portfolio

Net paid in capital on shares
  of beneficial interest          $9,866,535   $7,693,745

Accumulated net realized losses   (3,143,742)    (484,170)

Net unrealized appreciation
  of investments                      98,682      236,339

Total net assets                  $6,821,475   $7,445,914


6. Investment Transactions. Purchases and sales of securities other than short-term securities for the six months ended September 30, 1995 were as follows:

                 Maximum Income  Government
                 Portfolio       Portfolio

Purchases          $8,101,457    $7,493,482
Sales               8,495,690     7,731,324


7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized.
Transactions in capital shares were as follows:

             Maximum Income Portfolio Government Portfolio
              Six Months              Six Months
               Ended                   Ended
             Sept. 30,    Year ended  Sept. 30,  Year ended
                1995         1995       1995        1995
            (Unaudited)              (Unaudited)

In Dollars
Shares sold    $972,836   $3,563,512   $427,101  $1,891,049

Shares issued in
  reinvestment
  of dividends  234,544      480,421    173,151     294,883

Total shares
  issued      1,207,380    4,043,933    600,252   2,185,932

Shares
  redeemed   (1,332,846)  (4,653,345)(1,093,383) (2,980,989)

Net decrease  $(125,466)   $(609,412) $(493,131)  $(795,057)

In Shares
Shares sold     136,943      510,956     43,540     200,394

Shares issued in
  reinvestment
  of dividends   32,846       69,036     17,618     31,146

Total shares
  issued        169,789      579,992     61,158    231,540

Shares
  redeemed     (187,022)    (667,780)  (111,788)  (314,806)

Net decrease    (17,233)     (87,788)   (50,630)   (83,266)

Telephone Numbers

Shareholder Service
Washington, DC area: 703/528-6500
Toll-free nationwide: 800/336-3063

24-Hour ACCESS
Toll-free nationwide: 800/448-4422

The GIT Family of Mutual Funds

GIT Equity Trust
  Special Growth Portfolio
  Select Growth Portfolio
  Equity Income Portfolio
  Worldwide Growth Portfolio

GIT Income Trust
  Maximum Income Portfolio
  Government Portfolio

GIT Tax-Free Trust
  Arizona Portfolio
  Maryland Portfolio
  Missouri Portfolio
  Virginia Portfolio
  National Portfolio
  Money Market Portfolio

Government Investors Trust

For more complete information on any GIT Investment Fund, including charges and expenses, request a prospectus by calling the numbers above. Read it carefully before you invest or send money. This prospectus does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made.

GIT
GIT INVESTMENT FUNDS
1655 Fort Myer Drive
Arlington, Virginia 22209
http://www.gitfunds.com